Exhibit 99.1

PDS Biotech to Seek Expedited Approval Pathway for PDS0101 in HPV16-Positive Head and Neck Cancer

Company aims to shorten time frame to make PDS0101 available to patients with HPV16-positive head and neck cancer, projected to be the most dominant type of head and neck cancer in the US by mid 2030s

Proposed Amendment to Ongoing VERSATILE-003 Trial to include PFS Endpoint Based Upon Final VERSATILE-002 Trial Data Showing Robust Median Progression Free Survival of 6.3 months and Increased Median Overall Survival of 39.3 months

PRINCETON, N.J., October 29, 2025 -- PDS Biotechnology Corporation (Nasdaq: PDSB) (“PDS Biotech” or the “Company”), a late-stage immunotherapy company focused on transforming how the immune system targets and kills cancers, today announced that after recent review of the final VERSATILE-002 data, the Company has requested a meeting with the Food and Drug Administration (“FDA”) to explore an expedited approval pathway for PDS0101 in HPV16-positive Head and Neck Cancer.  The FDA meeting request is based on the final results from its VERSATILE-002 trial and a proposed amendment to the VERSATILE-003 Phase 3 trial to reduce the number of patients, while maintaining statistical power, and to add progression free survival (PFS) as an earlier primary endpoint in addition to median overall survival (mOS). If the PFS endpoint is met, it would allow for an accelerated approval submission to the FDA.  While the Company’s trial amendment is undergoing review by the FDA, the VERSATILE-003 trial will be temporarily paused.

“The final survival results and durable clinical responses from our VERSATILE-002 trial are very exciting. It’s the first time that a trial in the recurrent/metastatic HNSCC population has reported a mOS of almost 40 months,” said Frank Bedu-Addo, PhD, President and Chief Executive Officer of PDS Biotech. “The fact that our Phase 3 study has mOS as its primary endpoint and PFS as a secondary endpoint inherently lengthens the duration of the trial. To shorten the trial duration, we believe a meeting with the FDA to discuss changes to the current trial protocol to include PFS as an earlier primary endpoint independent of mOS is warranted.  We look forward to keeping all PDS Biotech stakeholders informed as our discussions with the FDA progress.”

Dr. Kirk Shepard, MD, Chief Medical Officer added, “Based on the increasing incidence of HPV16-positive head and neck cancer, our goal is to seek the fastest and most cost-effective regulatory pathway to approval. Our goal is to be efficient in providing a well-tolerated treatment without chemotherapy as an option for patients who currently have no effective therapies for this deadly disease. Treatment with PDS0101 for currently enrolled patients in our VERSATILE-003 Phase 3 trial will continue during the temporary pause of the trial.”

About the VERSATILE-002 Trial
VERSATILE-002 (NCT04260126) is  an open-label, multi-center Phase 2 clinical trial evaluating the safety and efficacy of PDS0101, an HPV16-targeted immunotherapy, in combination with pembrolizumab for unresectable,  recurrent or metastatic HPV16-positive HNSCC.  The trial is designed to assess the combination therapy’s impact on patients who are either naive to or refractory to  immune checkpoint inhibitors.  The full data set from VERSATILE-002 is mature and expected to be submitted for publication later this year.

About PDS Biotechnology
PDS Biotechnology is a late-stage immunotherapy company focused on transforming how the immune system targets and kills cancers. The Company has initiated a pivotal clinical trial to advance its lead program in advanced HPV16-positive head and neck squamous cell cancers. PDS Biotech’s lead investigational targeted immunotherapy PDS0101 (Versamune® HPV) is being developed in combination with a standard-of-care immune checkpoint inhibitor, and also in a triple combination including PDS01ADC, an IL-12 fused antibody drug conjugate (ADC), and a standard-of-care immune checkpoint inhibitor. PDS01ADC is being evaluated in multiple phase 2 trials in various cancer indications in combination with standard of care.

For more information, please visit www.pdsbiotech.com

Forward Looking Statements
This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to conduct clinical trials for PDS0101 (Versamune®  HPV), PDS01ADC, PDS0103 (Versamune®  MUC1) and other Versamune® based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101 (Versamune®  HPV), PDS01ADC, PDS0103 (Versamune®  MUC1) and other Versamune® based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s or its partners’ ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding response rates, the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; the Company’s ability to continue as a going concern; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Versamune® is a registered trademark of PDS Biotechnology Corporation.

Investor Contact:
Mike Moyer
LifeSci Advisors
Phone +1 (617) 308-4306
Email: mmoyer@lifesciadvisors.com

Media Contact:
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Russo Partners
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Email: david.schull@russopartnersllc.com